EATON VANCE GREATER CHINA GROWTH FUND

Supplement to Prospectus dated January 1, 2017
as revised May 1, 2017

The following replaces the third paragraph and related table under “Management.” in “Management and Organization”:

Under its investment advisory agreement with the Fund, BMR receives a monthly investment advisory fee equal to 1.00% annually of the average daily net assets of the Fund up to $500 million. The investment advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
$500 million but less than $1 billion	0.91%
$1 billion but less than $1.5 billion	0.83%
$1.5 billion but less than $2 billion	0.75%
$2 billion but less than $3 billion	0.66%
$3 billion and over	0.58%

June 5, 2017	26261 6.5.17